UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest reported event): March 12, 2013
NORANDA ALUMINUM HOLDING CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34741	20-8908550
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

801 Crescent Centre Drive, Suite 600, Franklin, Tennessee 37067
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (615) 771-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On March 12, 2013, Noranda Aluminum Holding Corporation ("Noranda" or the "Company") (NYSE:NOR) received written notification from the Mine Safety and Health Administration (“MSHA”) that a pattern of violations does not exist at the Company's alumina refinery in Gramercy, Louisiana.
“This favorable notification from the MSHA reflects the improvements achieved by our employees at Gramercy, as well as employees at other locations who have supported Gramercy's efforts. It is truly a team accomplishment,” said Layle K. (Kip) Smith, Noranda's President and CEO. “While we are pleased with the improved compliance and health and safety conditions recognized by recent MSHA inspections, we remain committed to continued progress in our safety program and safety performance at Gramercy.”
The MSHA's notification follows the corrective action program implemented to address inspection findings that led to a November 28, 2012 MSHA notification that a potential pattern of violations existed at that facility.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORANDA ALUMINUM HOLDING CORPORTION
Date: March 20, 2013	By:	/s/ Gail E. Lehman
Gail E. Lehman
Chief Administrative Officer